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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 2002

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Texas                         1-31447                74-0694415
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


              1111 Louisiana
              Houston, Texas                                            77002
 (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------


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ITEM 5. OTHER EVENTS.

     On December 5, 2002, CenterPoint Energy, Inc. announced that its Board of Directors had declared a distribution of approximately 19 percent of the 80,000,000 outstanding shares of common stock of its wholly owned subsidiary, Texas Genco Holdings, Inc., to CenterPoint Energy's common shareholders on a pro rata basis. The distribution is expected to be made on January 6, 2003 to each shareholder of record of CenterPoint Energy common stock as of the close of business on December 20, 2002, the record date for the distribution (unless a shareholder disposes of its right to receive Texas Genco shares prior to the distribution date). The distribution will be taxable to CenterPoint Energy's shareholders. CenterPoint Energy expects that record holders will receive approximately one share of Texas Genco common stock for every 20 shares of CenterPoint Energy common stock owned as of the close of business on the record date (based on an expected distribution ratio of approximately .05 of a share of Texas Genco common stock for each share of CenterPoint Energy common stock). Cash payments for fractional shares will be made following the distribution. The actual distribution ratio will be determined on the record date based on the number of shares of CenterPoint Energy common stock then outstanding. Payment of the distribution is conditional upon the Securities and Exchange Commission declaring Texas Genco's Form 10 registration statement relating to its common stock effective under the Securities Exchange Act of 1934. After the distribution, Texas Genco's common stock will be listed on The New York Stock Exchange under the symbol "TGN." Following the distribution, it is expected that Texas Genco will establish a dividend policy under which it will pay an initial quarterly cash dividend of $0.25 per share. CenterPoint Energy will mail an information statement in mid-December to all of its shareholders of record that will include information about the distribution, Texas Genco and its business and operations. A copy of CenterPoint Energy's press release announcing the distribution is furnished with this Current Report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     The following exhibit is filed herewith:

     99.1       Press Release Issued by CenterPoint Energy on December 5, 2002



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CENTERPOINT ENERGY, INC.



Date:  December 5, 2002                       By:   /s/ James S. Brian
                                                 -------------------------------
                                              James S. Brian
                                              Senior Vice President
                                              and Chief Accounting Officer


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                                  EXHIBIT INDEX

      EXHIBIT
      NUMBER                  EXHIBIT DESCRIPTION
      -------                 -------------------
       99.1    Press Release Issued by CenterPoint Energy on December 5, 2002